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                                                                     Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Partners V-D Limited Partnership of our report dated March 10, 1998, included in the 1997 Annual Report to the Partners of American Income Partners V-D Limited Partnership.

                                                            ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 1998